Exhibit 10.13.1

1ST AMENDMENT OF LEASE FOR STORAGE

THIS 1ST AMENDMENT OF LEASE FOR STORAGE (“1st Amendment”) is made on March 10, 1998, between T.H.S. NORTHSTAR ASSOCIATES LIMITED PARTNERSHIP (“Landlord”), whose address is 450 Fisher Building, 3011 W. Grand Blvd., Detroit, Michigan 43202-3099 and FISHNET.COM, INC., a Minnesota corporation (“Tenant”), whose address is Suite SB-52, 625 Marquette Avenue South, Minneapolis, Minnesota 55402.

RECITALS

This 1st Amendment is based upon the following recitals:

A.            Landlord and Tenant entered into a Lease dated July 30, 1996 (“Lease”), for the premises known as Suite SB-52 of the Northstar Building (“Building”), 625 Marquette Avenue South, Minneapolis. MN (“Premises”).

B.            Landlord and Tenant desire to amend the Lease to extend the Term and otherwise amend the Lease accordingly.

THEREFORE, in consideration of the mutual covenants and agreements stated in the Lease and below, and for other sufficient consideration received and acknowledged by each party, Landlord and Tenant agree to amend the Lease as follows:

1.             RECITALS.   All recitals are fully incorporated.

2.             EXTENSION OF LEASE TERM. The Lease Term for the Premises shall be extended for a one (1) year-seven (7) month term only, to begin September 1, 2001 and expire on March 31, 2003 (“1st Extension Term”).

3.             RENT. Effective during the 1st Extension Term, Rent shall be payable in equal installments of $700.00 per month.

4.             CONFLICTING PROVISIONS. If any provisions of this 1st Amendment conflict with any of those of the Lease, then the provisions of this 1st Amendment shall govern.

5.             REMAINING LEASE PROVISIONS. Except as stated in this 1st Amendment, all other viable and applicable provisions of the Lease shall remain unchanged and continue in full force and effect throughout the Lease Term.

6. BINDING EFFECT. Landlord and Tenant ratify and confirm the Lease and agree that this 1st Amendment shall bind and inure to the benefit of the parties, and their respective successors, assigns and representatives as of the date first stated.

AFFIRMING THE ABOVE, the parties have executed this 1ST AMENDMENT OF LEASE FOR STORAGE on the date first stated.

WITNESSES	LANDLORD
T.H.S. NORTHSTAR ASSOCIATES
LIMITED PARTNERSHIP
	By:	TrizecHahn Office Properties Inc.,
Manager

/s/Jean M. Wilson	BY:	/s/Cynthia K. Yott .
Cynthia K. Yott
Assistant Secretary

/s/Peggy Sue Hennig	BY:	/s/Antonio A. Bismonte .
Antonio A. Bismonte
Senior Vice President

TENANT
FISHNET.COM, INC.

/s/Karen Conarlatti	BY:	/s/Steve Solbrack ..
	ITS:	CFO .

10543B